UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PROVECTUS BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

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7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

Dear Stockholder:

You are cordially invited to attend the 2014 annual meeting of stockholders, which will be held on Monday, June 16, 2014 at 4:00 p.m. Eastern Time at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting.

Regardless of whether you plan to attend the 2014 annual meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. I look forward to personally meeting all stockholders who are able to attend.

Peter R. Culpepper
Chief Financial Officer, Chief Operating Officer and Secretary

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE 2014 ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE 2014 ANNUAL MEETING OF STOCKHOLDERS IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2014

To the Stockholders of Provectus Biopharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that we will hold the 2014 annual meeting of stockholders of Provectus Biopharmaceuticals, Inc. on Monday, June 16, 2014 at 4:00 p.m. Eastern Time, at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919. The 2014 annual meeting is being held for the following purposes:

1.	To elect five directors to serve on our Board of Directors for a one-year term;

2.	To approve and adopt an amendment to our Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 250,000,000 to 300,000,000 shares;

3.	To approve and adopt the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan;

4.	To conduct an advisory vote to approve the compensation of our named executive officers; and

5.	To ratify the selection of BDO USA, LLP as our independent auditor for 2014.

Stockholders also will transact any other business that properly comes before the 2014 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 5.

Only stockholders of record as of the close of business on April 17, 2014 will be entitled to notice of and to vote at the 2014 annual meeting of stockholders and any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders to Be Held on June 16, 2014. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2013 are available at: http://www.pvct.com/annual_reports.html.

By order of our Board of Directors,

Peter R. Culpepper
Secretary

April 30, 2014

Knoxville, Tennessee

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING OF STOCKHOLDERS	3
What is the purpose of the 2014 annual meeting?	3
Who is entitled to vote?	3
Am I entitled to vote if my shares are held in “street name?”	3
What constitutes a quorum?	3
What happens if a quorum is not present at the 2014 annual meeting?	4
How do I vote?	4
Can I change my vote after I return my proxy card?	4
What are the Board’s recommendations?	4
What happens if I do not specify how my shares are to be voted?	4
Will any other business be conducted at the 2014 annual meeting?	5
What vote is required to approve each item?	5
How will Abstentions and Broker Non-Votes be Treated?	5

STOCK OWNERSHIP	7
Directors, Executive Officers, and Other Stockholders	7
Section 16(a) Beneficial Ownership Reporting Compliance	8

CORPORATE GOVERNANCE	9
Board Leadership Structure	9
Board of Directors and Committees	9
Audit Committee	9
Compensation Committee	10
Nominating Committee and Director Nominations	11

COMPENSATION DISCUSSION AND ANALYSIS	12
Compensation Consultant	13
Compensation Components	14
Base Salary & Employment Agreements	14
Bonus Awards	14
Defined Benefit Plan and 401(k) Profit Sharing Plan and Other Benefits	15
Long-Term Incentives	15
Potential Payments Upon Termination or Change in Control	16
Consideration and Effect of the Results of the Most Recent Stockholder Advisory Vote on Executive Compensation in Determining Compensation Policies and Decisions	18
Compensation-Related Risk Assessment	18
Conclusion	18

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	18

SUMMARY COMPENSATION TABLE	19

GRANTS OF PLAN-BASED AWARDS	20

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END	21

OPTION EXERCISES AND STOCK VESTED	22

7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

PROXY STATEMENT FOR

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2014

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Provectus Biopharmaceuticals, Inc., for the annual meeting of stockholders to be held on Monday, June 16, 2014, beginning at 4:00 p.m. Eastern Time, at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee.

We are mailing this Proxy Statement, together with a form of proxy and our annual report on Form 10-K for the year ended December 31, 2013, on or about April 30, 2014.

We will refer to your company and its subsidiaries throughout this Proxy Statement as “we,” “us,” the “Company” or “Provectus.”

At the meeting, our stockholders will vote on proposals to (1) elect five directors to serve on our Board of Directors for a one-year term; (2) approve and adopt an amendment to our Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 250,000,000 to 300,000,000 shares; (3) approve and adopt the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan (the “2014 Equity Compensation Plan”); (4) conduct an advisory vote to approve the compensation of our named executive officers; and (5) ratify the selection of BDO USA, LLP as our independent auditor for 2014. The proposals are set forth in the accompanying Notice of 2014 Annual Meeting of Stockholders and are described in more detail in this Proxy Statement. Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation that properly comes before the 2014 annual meeting of stockholders, although our Board of Directors knows of no such other business to be presented.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 5.

When you submit your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holders – Peter R. Culpepper and H. Craig Dees – to vote as proxy all your shares of common stock and otherwise to act on your behalf at the 2014 annual meeting of stockholders and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournment of the meeting.

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE 2014 ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE 2014 ANNUAL MEETING OF STOCKHOLDERS IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING OF STOCKHOLDERS

What is the purpose of the 2014 annual meeting?

At the 2014 annual meeting, stockholders will act upon the following matters:

1.	To elect five directors to serve on our Board of Directors for a one-year term;

2.	To approve and adopt an amendment to our Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 250,000,000 to 300,000,000 shares;

3.	To approve and adopt the 2014 Equity Compensation Plan;

4.	To conduct an advisory vote to approve the compensation of our named executive officers; and

5.	To ratify the selection of BDO USA, LLP as our independent auditor for 2014.

Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation that properly comes before the 2014 annual meeting of stockholders, although our Board of Directors knows of no such other business to be presented.

Who is entitled to vote?

Only stockholders of record at the close of business on April 17, 2014, the record date for the 2014 annual meeting, are entitled to receive notice of the 2014 annual meeting and to vote the shares of common stock that they held on that date at the 2014 annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2014 annual meeting.

Am I entitled to vote if my shares are held in “street name?”

If you are the beneficial owner of shares held in “street name” by a brokerage firm, bank, or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on “discretionary” items but will not be permitted to do so on “non-discretionary” items. Proposals 1, 3 and 4 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. However, Proposals 2 and 5 are discretionary items on which your nominee will be entitled to vote your shares even in the absence of instructions from you.

What constitutes a quorum?

The presence at the 2014 annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.

As of March 31, 2014, there were 173,125,972 shares of common stock outstanding. Shares held by stockholders present at the 2014 annual meeting in person or represented by proxy who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the 2014 annual meeting.

What happens if a quorum is not present at the 2014 annual meeting?

If a quorum is not present at the scheduled time of the meeting, the holders of a majority of the shares of common stock present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the 2014 annual meeting, you may deliver your completed proxy card or vote in person at the 2014 annual meeting. If you hold your shares in a brokerage account or in “street name” and you wish to vote at the 2014 annual meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary either a notice of revocation or a duly executed proxy card bearing a later date. If you are a “street name” stockholder, you must contact your broker or other nominee and follow its instructions if you wish to change your vote. The powers of the proxy holders will be suspended if you attend the 2014 annual meeting in person and so request, although your attendance at the 2014 annual meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Our Board of Directors unanimously recommends that you vote:

1.	“FOR” the election of five directors to serve on our Board of Directors for a one-year term;

2.	“FOR” the approval of an amendment to our Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 250,000,000 to 300,000,000 shares;

3.	“FOR” the approval of the 2014 Equity Compensation Plan;

4.	“FOR” the advisory vote to approve the compensation of our named executive officers; and

5.	“FOR” ratification of the selection of BDO USA, LLP as our independent auditor for 2014.

What happens if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted “FOR” each of Proposals 1 through 5.

Will any other business be conducted at the 2014 annual meeting?

As of the date hereof, our Board of Directors knows of no business that will be presented at the annual meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the 2014 annual meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

1.	The director nominees will be elected to serve on our Board of Directors for a term of one year if they receive a plurality of the votes cast on the shares of common stock present in person or represented by proxy at the 2014 annual meeting and entitled to vote on the subject matter. This means that the director nominees will be elected if they receive more votes than any other person at the 2014 annual meeting. If you vote to “Withhold Authority” with respect to the election of one or more director nominees, your shares of common stock will not be voted with respect to the person or persons indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

2.	The amendment to our Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 250,000,000 to 300,000,000 shares will be approved if a majority of the outstanding shares of common stock entitled to vote in person or by proxy are voted in favor of the amendment.

3.	The approval of our 2014 Equity Compensation Plan will be approved if a majority of the shares of common stock present in person or represented by proxy at the 2014 annual meeting and entitled to vote on the subject matter are voted in favor of the proposal.

4.	The advisory vote to approve the compensation of our named executive officers will be approved if a majority of the shares of common stock present in person or represented by proxy at the 2014 annual meeting and entitled to vote on the subject matter are voted in favor of the proposal.

5.	The selection of BDO USA, LLP as our independent auditor for 2014 will be ratified if a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter are voted in favor of the proposal.

How will Abstentions and Broker Non-Votes be Treated?

You do not have the option of abstaining from voting on Proposal 1, but you may abstain from voting on Proposals 2 through 5. With respect to Proposal 1, because the directors are elected by a plurality vote, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on the proposal. In the case of an abstention on Proposals 2 through 5, your shares of common stock would be included in the number of shares of common stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock would be voted but not in favor of Proposals 2 through 5, your abstention would have the same effect as a negative vote in determining the outcome of the vote on the proposal.

Broker non-votes occur when a brokerage firm, bank, or other nominee does not vote shares that it holds in “street name” on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Proposals 1, 3 and 4 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. However, Proposals 2 and 5 are discretionary items on which your nominee will be entitled to vote your shares of common stock even in the absence of instructions from you. Accordingly, it is possible for there to be broker non-votes with respect to Proposals 1, 3 and 4, but there will not be broker non-votes with regard to Proposals 2 and 5. In the case of a broker non-vote, your shares of common stock would be included in the number of shares of common stock considered present at the meeting for the purpose of determining whether there is a quorum. A broker non-vote, being shares of common stock not entitled to vote, would not have any effect on the outcome of the vote on Proposals 1, 3 and 4.

STOCK OWNERSHIP

Directors, Executive Officers, and Other Stockholders

The following table provides information about the beneficial ownership of common stock as of March 31, 2014, by each of our directors, each of our executive officers named in the “Summary Compensation Table” of this Proxy Statement and all of our directors and executive officers as a group. We do not believe any person beneficially owns more than 5% of our outstanding common stock. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2014 annual meeting.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(3)
Directors and Executive Officers:
H. Craig Dees	5,747,859	(4)	3.2%
Peter R. Culpepper	4,708,332	(5)	2.7%
Timothy C. Scott	6,005,966	(6)	3.4%
Eric A. Wachter	7,889,017	(7)	4.5%
Alfred E. Smith, IV	150,000	(8)	*
Kelly M. McMasters	300,000	(9)	*
Jan Koe	1,186,300	(10)	*
All directors and executive officers as a group (7 persons)	25,987,474	(11)	13.8%

*	Less than 1% of the outstanding shares of common stock.
(1)	If no address is given, the named individual is an officer or director of Provectus Biopharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Knoxville, TN 37931.
(2)	Shares of common stock that a person has the right to acquire within 60 days of March 31, 2014 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.
(3)	As of March 31, 2014, there were 173,125,972 shares of common stock issued and outstanding.
(4)	Dr. Dees’ beneficial ownership includes 4,250,000 shares of common stock subject to options which are exercisable within 60 days.
(5)	Mr. Culpepper’s beneficial ownership includes 121,000 shares of common stock held in a 401(k) plan, 3,308,334 shares of common stock subject to options which are exercisable within 60 days and 266,666 shares of common stock issuable upon the exercise of warrants.
(6)	Dr. Scott’s beneficial ownership includes 55,996 shares of common stock held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott’s family, 300,000 shares of common stock held in a 401(k) plan, and 4,250,000 shares of common stock subject to options which are exercisable within 60 days.
(7)	Dr. Wachter’s beneficial ownership includes 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust, 639,248 shares of common stock held in a 401(k) plan, 1,185,000 shares of common stock subject to options which are exercisable within 60 days and 666,666 shares of common stock issuable upon the exercise of warrants.

(8)	Mr. Smith’s beneficial ownership includes 150,000 shares of common stock subject to options which are exercisable within 60 days.
(9)	Dr. McMasters’ beneficial ownership includes 300,000 shares of common stock subject to options which are exercisable within 60 days.
(10)	Mr. Koe’s beneficial ownership includes 100,000 shares of common stock subject to options which are exercisable within 60 days, 150,000 shares of common stock held by Vekoe Partners LLC, of which Mr. Koe is an affiliate, and 350,000 shares of common stock issuable upon the exercise of warrants. Mr. Koe disclaims beneficial ownership of the shares held by Vekoe Partners LLC except to the extent of his pecuniary interest therein.
(11)	Includes 14,826,666 shares of common stock subject to options and warrants which are exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of our securities. Based solely on our review of the copies of these forms received by us or representations from reporting persons, we believe that SEC beneficial ownership reporting requirements for 2013 were met.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board of Directors consists of five members, H. Craig Dees, Timothy C. Scott, Jan E. Koe, Kelly M. McMasters and Alfred E. Smith, IV. Dr. Dees, who is our Chief Executive Officer, serves as chairman of our Board of Directors. Three members of our Board of Directors, Mr. Koe, Dr. McMasters and Mr. Smith, are considered independent under the independence standards of the Nasdaq Stock Market. Our Board of Directors considered the payment of consulting fees by the Company to Dr. McMasters in the amount of $54,000 for consulting services performed in 2013 in connection with scientific and technical issues in clinical development and overseeing our compassionate use program and the payment of consulting fees in the amount of $75,000 paid by the Company to each of Mr. Smith and Mr. Koe for consulting services performed in 2013 with respect to investor relations in determining that each of Dr. McMasters and Messrs. Koe and Smith are independent under the independence standards of the Nasdaq Stock Market. See “Compensation Discussion and Analysis – Director Compensation” below regarding changes we have made to our non-employee director compensation in 2013.

We believe that the leadership structure of our Board of Directors is appropriate given that we have only four employees. In addition, our entire Board of Directors is responsible for our risk oversight function due to the fact that we have only four employees, two of whom are members of our Board of Directors.

Board of Directors and Committees

Our Board of Directors met three times and took action by unanimous written consent twenty times during 2013. Each member of our Board of Directors attended more than 75% of the total number of meetings of our Board of Directors and its committees on which he served during 2013. Members of our Board of Directors are encouraged to attend the 2014 annual meeting of stockholders. A majority of the members of our Board of Directors attended the 2013 annual meeting of stockholders either in person or via telephone conference.

Because our Board of Directors consists of only five members and our operations remain amenable to oversight by a limited number of directors, our Board of Directors had not delegated any of its functions to standing committees prior to July 2, 2012. Accordingly, prior to July 2, 2012, our entire Board of Directors acted as our audit committee, nominating committee, and compensation committee. Effective July 2, 2012, our Board of Directors established an audit committee, corporate governance and nominating committee (the “nominating committee”) and a compensation committee and appointed Jan E. Koe, Kelly M. McMasters and Alfred E. Smith, IV to serve on each of these committees. Beginning July 2, 2012, all members of the audit committee, the compensation committee and the nominating committee are independent under the independence standards of the Nasdaq Stock Market. We believe that all members of our Board of Directors have been and remain qualified to serve on the committees of our Board of Directors and have the experience and knowledge to perform the duties required of the committees.

Audit Committee

The audit committee currently consists of Jan E. Koe, Kelly M. McMasters and Alfred E. Smith, IV, all of whom are independent directors under the listing standards of the Nasdaq Stock Market. Alfred E. Smith, IV is the chairman of the audit committee. Our Board of Directors has determined that Alfred E. Smith, IV qualifies as an “audit committee financial expert,” as defined under the rules of the SEC. The audit committee met four times during 2013.

The audit committee’s responsibilities include:

•	hire one or more independent registered public accountants to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control);

•	discuss with the independent registered public accounting firm the results of the annual audit and quarterly reviews;

•	conduct periodic independent reviews of the systems of accounting (including systems of internal control);

•	make reports periodically to our Board of Directors with respect to its findings; and

•	undertake other activities described more fully in the section called “Audit Committee Report.”

Our audit committee charter is posted on our website at http://www.pvct.com/AuditCommitteeCharter.html and is also available in print to any stockholder or other interested party who makes such a request to the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Compensation Committee

The compensation committee currently consists of Jan E. Koe, Kelly M. McMasters and Alfred E. Smith, IV, all of whom are independent directors under the listing standards of the Nasdaq Stock Market. Alfred E. Smith, IV is the chairman of the compensation committee. The compensation committee met one time during 2013.

The compensation committee’s responsibilities include:

•	review and approve annually the corporate goals and objectives relevant to the Chief Executive Officer, and at least annually, evaluate the Chief Executive Officer’s performance in light of these goals and objectives and set the Chief Executive Officer’s compensation, including salary, bonus and incentive compensation, based on this evaluation;

•	determining, or recommending to our Board for determination, the compensation and benefits our executive officers other than the Chief Executive Officer;

•	reviewing our compensation and benefits plans;

•	reviewing and recommending to the entire Board of Directors the compensation for members of our Board of Directors; and

•	other matters that our Board of Directors specifically delegates to the compensation committee from time to time.

The responsibilities of the compensation committee are described in more detail in the section called “Compensation Discussion and Analysis.”

Prior to July 2, 2012, each member of our Board of Directors participated in the consideration of the compensation of our directors and executive officers.

Our compensation committee charter is posted on our website at http://www.pvct.com/CompensationCommitteeCharter.html and is also available in print to any stockholder or other interested party who makes such a request to the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Nominating Committee and Director Nominations

The nominating committee currently consists of Jan E. Koe, Kelly M. McMasters and Alfred E. Smith, IV, all of whom are independent directors under the listing standards of the Nasdaq Stock Market. Alfred E. Smith, IV is the chairman of the nominating committee. The nominating committee did not meet during 2013.

Our Board adopted a written charter for our nominating committee, which is available to our stockholders and other interested parties on our web site at http://www.pvct.com/NominatingCommitteeCharter.html and is also available in print to any stockholder or other interested party who makes such a request to the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

The nominating committee has the authority and responsibility to:

•	assist our Board of Directors by identifying and approving the nomination of individuals qualified to serve as members of our Board of Directors;

•	review the qualifications and performance of incumbent directors to determine whether to recommend them as nominees for reelection;

•	develop and recommend to our Board of Directors corporate governance policies for the Company;

•	review periodically the management succession plan of the Company and formally recommend to our Board of Directors as needed, successors to departing executive officers if a vacancy occurs; and

•	evaluate the performance of our Board of Directors.

Our nominating committee has no set procedures or policy on the selection of nominees or evaluation of stockholder recommendations and will consider these issues on a case-by-case basis. Our nominating committee will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the SEC. Our nominating committee screens all potential candidates in the same manner. Our nominating committee’s review will typically be based on all information provided with respect to the potential candidate. Our nominating committee has not established specific minimum qualifications that must be met by a nominee for a position on our Board of Directors or specific qualities and skills for a director. Our nominating committee may consider the diversity of qualities and skills of a nominee, but our nominating committee has no formal policy in this regard. For more information, please see the section below entitled “ADDITIONAL INFORMATION.”

Stockholders who wish to contact the members of our Board of Directors may do so by sending an e-mail addressed to them at info@pvct.com.

COMPENSATION DISCUSSION AND ANALYSIS

Until July 2, 2012, our entire Board of Directors served as our compensation committee. Effective July 2, 2012, our Board of Directors reconstituted our compensation committee and appointed Jan E. Koe, Alfred E. Smith, IV and Dr. Kelly M. McMasters, Ph.D. to the compensation committee. The primary objectives of our compensation committee with respect to executive compensation are to attract, retain, and motivate the best possible executive talent. Our focus is to tie short and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives, and to align our executive officers’ incentives with stockholder value creation. To achieve these objectives, our compensation committee has maintained, and continues to develop, compensation plans that tie a substantial portion of executives’ overall compensation to our scientific, medical and clinical milestones. Our compensation committee has reviewed these compensation practices and now also takes into consideration commercial and operational performance in addition to our scientific, medical and clinical milestones in determining the amount and types of compensation awarded to our executive officers.

Our compensation committee has a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line to ensure the competitiveness of the compensation packages we provide to our named executive officers. In 2012, we undertook a comprehensive review of our executive compensation practices with respect to compensation of our executive officers, other than base salaries, which remained the same. We undertook this review because we had completed certain scientific, medical and clinical milestones, which was the basis for executive compensation (other than base salaries) until April 30, 2012. As a result of this review and feedback we received from our stockholders with respect to our executive compensation practices, we decided to eliminate the payment of cash bonuses as part of our compensation package for executive officers after April 30, 2012. Thus, we awarded bonuses to our named executive officers in January 2012 and April 2012 in the aggregate amount of $600,000 to each named executive officer based on completion of certain scientific, medical and clinical milestones, but we did not pay any bonuses after April 30, 2012. We determined that any cash bonuses that the compensation committee awards in the future will be made with the consideration of commercial and operational performance milestones, achievement of specific scientific, medical and clinical milestones, as well as peer company compensation data. In 2013, we engaged an independent compensation consultant to assist the compensation committee in reviewing our executive officer and director compensation practices, as discussed further below under “—Compensation Consultant.”

We work within the framework of this pay-for-performance philosophy to determine each component of an executive officer’s initial compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;

•	the individual’s role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;

•	performance goals and other expectations for the position;

•	comparison to other executive officers within our company having similar levels of expertise and experience; and

•	uniqueness of industry skills.

Our compensation committee has also maintained a quarterly and annual performance management program, under which quarterly and annual performance goals are determined and set forth in writing at the beginning of each quarter or calendar year as necessary and appropriate for the company as a whole. The compensation package components and structure were proposed by management and approved by the Board of Directors at the outset of this program’s formation. These corporate goals specify the achievement of specific scientific, medical and clinical milestones. The named executive officers propose these quarterly and annual corporate performance goals to the compensation committee for its review and approval. Any annual salary increases, quarterly and annual bonuses, and any quarterly and annual stock option awards granted to our employees are tied to the achievement of these corporate goals, including each individual’s contribution to the achievement of specific corporate goals.

Notwithstanding the above, prior to July 2, 2012, each member of our Board of Directors, including those directors who are also executive officers, participated in the consideration of the compensation of our directors and executive officers. Effective July 2, 2012, our compensation committee, which is composed solely of independent directors, makes all compensation decisions for our executive officers.

Compensation Consultant

In 2013, to assist the compensation committee in assessing the market competitiveness of our compensation program and establishing executive officer and director compensation for 2014, the compensation committee retained Pearl Meyer & Partners, which is a nationally recognized compensation consulting firm, to:

•	compile market data and business performance statistics of comparable companies for compensation committee comparison and review;

•	assist in establishing a peer group of companies;

•	summarize trends and developments affecting executive compensation;

•	provide guidance on compensation structure as well as levels of compensation for our executive officers and directors;

•	review equity compensation grant practices and other topics as requested by the compensation committee; and

•	report directly to the compensation committee and participate in compensation committee meetings as requested by the compensation committee.

The compensation committee has the sole authority to establish the nature and scope of Pearl Meyer & Partners’ engagement, to approve Pearl Meyer & Partners’ fees and to terminate Pearl Meyer & Partners’ engagement. Pearl Meyer & Partners does not provide any services to Provectus other than those requested by the compensation committee with respect to executive and director compensation. Based on these considerations, the compensation committee has determined that the advice it receives from Pearl Meyer & Partners is independent and objective. All of the decisions with respect to determining the amount or form of compensation for our named executive officers and directors are made by the compensation committee and may reflect factors and considerations other than the information and advice provided by Pearl Meyer & Partners.

The compensation committee met with Pearl Meyer & Partners once in 2013 to discuss our executive officer and non-employee director compensation. While the compensation committee retained and has met with Pearl Meyer & Partners to provide guidance on compensation structure as well as levels of compensation for our executive officers and directors, the compensation committee has not yet made any changes to our executive officer compensation structure. The compensation committee has, however, made changes to our non-employee director compensation structure, as described below under “Director Compensation.”

Compensation Components

The components of our compensation package are as follows:

Base Salary & Employment Agreements

On July 1, 2013, we entered into executive employment agreements with each of H. Craig Dees, Ph.D., Peter R. Culpepper, Timothy C. Scott, Ph.D., and Eric A. Wachter, Ph.D., to serve as our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, President, and Chief Technology Officer, respectively. Each agreement provides that such named executive officer will be employed for a one-year term with automatic one-year renewals unless previously terminated pursuant to the terms of the agreement or either party gives notice that the term will not be extended. Each named executive officer’s initial base salary is $500,000 per year and is subject to adjustment by our Board of Directors. Named executive officers are also entitled to participate in any incentive compensation plan or bonus plan adopted by us without diminution of any compensation or payment under the agreement. Named executive officers are entitled to reimbursement for all reasonable out-of-pocket expenses incurred during their performance of services under the agreements. Our named executive officers will be entitled to the payments upon termination of their employment, with or without a change of control, as described under the heading “Potential Payments upon Termination or Change in Control” below. Prior to July 1, 2013, each of our named executive officers was a party to an executive employment agreement with substantially similar terms as the agreements entered into on July 1, 2013.

We pay salaries to provide fixed compensation for the daily responsibilities of our named executive officers.

In connection with the settlement of a shareholder derivative lawsuit, as disclosed under “Other Information Concerning Management – Legal Matters,” we agreed to enter into new employment agreements with each of Drs. Dees, Scott and Wachter and Mr. Culpepper. Each of the employment agreements, which became effective April 16, 2014, provide for (i) a five-year term, subject to automatic renewal for successive one-year periods, unless the executive or the Company terminates or provides notice of its intent not to renew; (ii) an annual gross salary of $500,000; (iii) eligibility for salary increases, annual bonuses and annual equity incentive awards as determined by the compensation committee in its sole discretion; and (iv) non-competition, non-solicitation and confidentiality obligations.

Bonus Awards

Our Board of Directors previously adopted a longevity bonus policy to recognize service on our behalf when we reached significant milestones and to award quarterly and annual bonuses at the discretion of our Chief Executive Officer. In 2011 and for a portion of 2012, we awarded bonuses for services rendered culminating with continued clinical trial development progress, especially due to the progression of the oncology and dermatology drug product candidates and other development in the clinic, which we refer to as the achievement of specific scientific, medical and clinical milestones.

Specifically, in 2011, we achieved the following significant milestones in connection with its clinical trial development:

PV-10 (Melanoma):

•	End-of-Phase 2 FDA meetings in March 2011 and October 2011

PH-10 (Psoriasis):

•	Phase 2c randomized study initiated December 2010 and completed August 2011

PV-10 (Liver Metastasis):

•	Orphan drug status April 2011

•	Phase 1 patient accrual and treatment completed January 2011

As a result of our achieving these milestones, we awarded bonuses in the amount of $1,600,000 to each of our named executive officers in 2011 and $600,000 to each of our named executive officers in 2012 under the bonus policy that was terminated effective April 30, 2012.

This bonus policy was reviewed in 2012 to ensure any bonuses and stock option grants are made with the consideration of commercial and operational performance milestones as well as peer company compensation data. Our compensation committee terminated this bonus policy effective April 30, 2012 as a result of several considerations, including but not limited to feedback we received from our ongoing communications with our stockholders about our executive compensation practices. We did not award any cash bonuses to our named executive officers in 2013.

Defined Benefit Plan and 401(k) Profit Sharing Plan and Other Benefits

Until September 2010, our four employees, including our named executive officers, participated in the Provectus Pharmaceuticals, Inc. Cash Balance Defined Benefit Plan and Trust (the “Plan”), which was established in 2007. In September 2010, we terminated the Plan for our employees. We transferred approximately $1,353,000 in assets from the Plan to our 401(k) Profit Sharing Plan, which was formed in the quarter ended September 30, 2010. Contributions to the 401(k) Profit Sharing Plan by us are discretionary. Contributions by us in 2011 totaled approximately $130,000. Contributions by us in 2012 totaled approximately $132,000. Contributions by us in 2013 totaled approximately $226,000. We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a vacation policy that requires a minimum amount of vacation time used but provides for cash compensation in lieu of vacation taken if appropriate.

Long-Term Incentives

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executive officers in equity-based awards. Our Amended and Restated 2002 Stock Plan, or our 2002 Stock Plan, allowed the grant to employees of stock options, restricted stock, and other equity-based awards. The 2002 Stock Plan expired by its terms on April 22, 2012. At the 2012 annual meeting of stockholders, our stockholders approved the 2012 Stock Plan, which replaces the 2002 Stock Plan. The 2012 Stock Plan allows the grant to employees of stock options, restricted stock, and other equity-based awards.

Periodic annual grants of options to all of our employees are approved by our Board of Directors, the timing of which is not coordinated with the public release of nonpublic material information.

Our practice is to make periodic annual stock option awards as part of our overall performance management program. Our Board of Directors believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the periodic annual aggregate cumulative total of these awards will not exceed 10% of our fully diluted outstanding common and preferred shares. As is the case when the amounts of base salary and equity awards are determined, a review of all components of the executive officer’s compensation is conducted when determining annual option awards to ensure that an executive officer’s total compensation conforms to our overall philosophy and objectives. A pool of options is reserved for members of our Board of Directors to receive their annual grant and the pool of options is only increased for employees when approved by our stockholders.

At the 2014 annual meeting, we are asking our stockholders to approve the 2014 Equity Compensation Plan. See “Proposal 3 – Approval and Adoption of the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan.” If the 2014 Equity Incentive Compensation Plan is approved by our stockholders at the 2014 annual meeting, we will terminate the 2012 Stock Plan and will no longer issue any awards under the 2012 Stock Plan.

Potential Payments Upon Termination or Change in Control

Each of the employment agreements with our named executive officers in effect in 2013 generally provided that if the named executive officer’s employment was terminated prior to a change in control (as defined in the agreement) (1) due to expiration or non-extension of the term by us; or (2) by us for any reason other than for cause (as defined in the agreement), then such named executive officer would be entitled to receive payments under the agreement as if the agreement were still in effect through the end of the period in effect as of the date of such termination. If the named executive officer’s employment (1) was terminated by us at any time for cause, (2) was terminated by the named executive officer prior to, and not coincident with, a change in control or (3) was terminated by the named executive officer’s death, disability or retirement prior to a change in control, the named executive officer (or his estate, as the case may be) would be entitled to receive payments under the agreement through the last date of the month of such termination, a pro-rata portion of any incentive or bonus payment earned prior to such termination, any benefits to which he is entitled under the terms and conditions of the pertinent plans in effect at termination and any reasonable expenses incurred during the performance of services under the agreement.

Under each of the employment agreements with our named executive officers in effect in 2013, in the event that coincident with or following a change in control, the named executive officer’s employment was terminated or the agreement was not extended (1) by action of the named executive officer including his death, disability or retirement or (2) by action of us not for cause, the named executive officer (or his estate, as the case may be) would be entitled to receive payments under the agreement through the last day of the month of such termination, a pro-rata portion of any incentive or bonus payment earned prior to such termination, any benefits to which he was entitled under the terms and conditions of the pertinent plans in effect at termination and any reasonable expenses incurred during the performance of services under the agreement. In addition, we would have been required to pay to the named executive officer (or his estate, as the case may be), within 30 days following the date of termination or on the effective date of the change in control (whichever occurs later), a lump sum payment in cash in an amount equal to 2.90 times the base salary paid in the preceding calendar year, or scheduled to be paid to such named executive officer during the year of such termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount paid.

The following table shows the base salary compensation the named executive officers would have received under their employment agreements in effect in 2013 had a change in control occurred as of December 31, 2013 and had the named executive officers been terminated or their employment agreements not been extended.

Name	Amount
H. Craig Dees, Ph.D.	$1,450,000
Timothy C. Scott, Ph.D.	1,450,000
Eric A. Wachter, Ph.D.	1,450,000
Peter R. Culpepper	1,450,000

Each of the employment agreements with our named executive officers effective as of April 16, 2014 generally provide that if the named executive officer’s employment is terminated by the Company other than for Cause (as defined in the agreement), including any discharge without Cause, liquidation or dissolution of the Company (other than due to bankruptcy), discharge within six months following a Change of Control (as defined in the agreement), or a termination caused by death or Disability (as defined in the agreement), or if the named executive officer voluntarily resigns for Good Reason (as defined in the agreement), for so long as the named executive officer is not in breach of his continuing obligations under the agreement, the Company shall continue to pay the named executive officer (or his estate) an amount equal to his base salary in effect immediately prior to the termination of his employment for a period of 24 months, to be paid in accordance with the Company’s regular payroll practices through the end of the fiscal year in which termination occurs and then in one lump sum payable to the named executive officer in the first month of the fiscal year following termination, as well as pro-rated bonuses based upon the bonuses paid with regard to the prior fiscal year, plus benefits on a substantially equivalent basis to those which would have been provided to the named executive officer in accordance with the benefit plans described in the agreement.

The following table shows the base salary compensation the named executive officers would have received under their employment agreements in effect as of April 28, 2014 had a change in control occurred as of December 31, 2013 and had the named executive officers been terminated within six months following such change in control.

Name	Amount
H. Craig Dees, Ph.D.	$1,000,000
Timothy C. Scott, Ph.D.	1,000,000
Eric A. Wachter, Ph.D.	1,000,000
Peter R. Culpepper	1,000,000

Under the terms of our 2012 Stock Plan, prior to the occurrence of a change in control (as defined in the 2012 Stock Plan), and unless otherwise determined by our Board of Directors, any stock options outstanding on the date such change in control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested. In addition, unless otherwise determined by our Board of Directors, prior to the occurrence of the change in control, all stock options that are vested and exercisable will be terminated in exchange for a cash payment equal to the change in control price reduced by the exercise price of such stock options. As of December 31, 2013, none of our named executive officers had outstanding unvested stock options.

Consideration and Effect of the Results of the Most Recent Stockholder Advisory Vote on Executive Compensation in Determining Compensation Policies and Decisions

In 2013, our compensation committee reviewed our compensation policies to ensure any bonuses and stock option grants are made with the consideration of commercial and operational performance milestones as well as peer company compensation data, in addition to the achievement of specific scientific, medical and clinical milestones. In determining executive compensation for 2013, our compensation committee considered our stockholders’ approval of our executive compensation at our June 27, 2013 Annual Meeting of Stockholders, as well as feedback we have received from ongoing communications with our stockholders. As a result, our compensation committee determined to continue to apply most of the same compensation principles as it had in the past in determining executive compensation but determined to engage an independent compensation consultant to provide analysis with respect to compensation structure for 2014. We will continue to consider stockholder feedback in the future with respect to both our stockholder advisory votes on executive compensation and informal feedback we receive from our stockholders.

Compensation-Related Risk Assessment

SEC regulations require that we assess our compensation policies and practices and determine whether those policies and practices are reasonably likely to result in a material adverse effect upon Provectus. Based upon a review by our Board of Directors and management of our compensation policies and practices, we have determined that our current compensation policies and practices are not reasonably likely to result in a material adverse effect on us. In reaching this conclusion, we considered the multiple performance metrics in the annual incentive plan, combination of short-term and longer-term incentives, using periodic shareholder approved equity grants, stock ownership guidelines for executive officers, clawback of compensation in event of restatement of financial statements in cases of fraud, and a further review of our compensation policies in the future to maximize shareholder value.

Conclusion

Our compensation policies are designed to retain and motivate our employees; namely, our executive officers, and to ultimately reward them for outstanding individual and corporate performance.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Our compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis appearing in this Proxy Statement. Based on the review and discussions noted above, our Board of Directors recommended that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into Provectus’ Annual Report on Form 10-K for the year ended December 31, 2013.

Jan E. Koe

Kelly M. McMasters

Alfred E. Smith, IV (Chairman)

SUMMARY COMPENSATION TABLE

The table below shows the compensation for services in all capacities we paid during the years ended December 31, 2013, 2012 and 2011 to our Chief Executive Officer, Chief Financial Officer and our two other executive officers (whom we refer to collectively as our “named executive officers”):

Name and Principal Position	Year	Salary	Bonus		Option Awards(1)		All Other Compensation(2)	Total
H. Craig Dees CEO	2013 2012 2011	$500,000 500,000 500,000	$	— 600,000 1,600,000		$28,462 36,163 821,022	$114,192 90,692 90,192	$642,654 1,226,855 3,011,214
Peter R. Culpepper CFO, CAO and COO	2013 2012 2011	$500,000 500,000 500,000	$	— 600,000 1,600,000	$	— — 777,546	$114,192 90,692 90,192	$614,192 1,190,692 2,967,738
Timothy C. Scott President	2013 2012 2011	$500,000 500,000 500,000	$	— 600,000 1,600,000		$28,462 36,163 821,022	$114,192 90,692 90,192	$642,654 1,226,855 3,011,214
Eric A. Wachter Chief Technology Officer	2013 2012 2011	$500,000 500,000 500,000	$	— 600,000 1,600,000	$	— — 821,022	$114,192 90,692 90,192	$614,192 1,190,692 3,011,214

(1)	The amounts in the Option Awards column represent grant date fair values computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (FASB ASC Topic 718). The assumptions used in determining the values of option awards are provided in Note 5 to the Consolidated Financial Statements contained in our Form 10-K for the fiscal year ended December 31, 2013. Drs. Dees and Scott are also members of our Board of Directors. Dr. Wachter served as a member of our Board of Directors until May 14, 2012. The fair value reflected in the Option Awards column for 2011 includes, for Drs. Dees, Scott and Wachter, compensation for service in 2011 as a director of 50,000 stock options granted at an exercise price of $1.04 on July 6, 2011 and for service as an executive officer of 1,000,000 stock options granted at an exercise price of $0.93 on September 6, 2011, and for Mr. Culpepper for service as an executive officer of 1,000,000 stock options granted at an exercise price of $0.93 on September 6, 2011. The fair value reflected in the Option Awards column for 2012 includes, for Drs. Dees and Scott, compensation for service in 2012 as a director of 50,000 stock options granted at an exercise price of $0.84 on June 28, 2012. The fair value reflected in the Option Awards column for 2013 includes, for Drs. Dees and Scott, compensation for service in 2013 as a director of 50,000 stock options granted at an exercise price of $0.67 on August 19, 2013. All the options vested immediately on the date of grant and expire ten years from the date of grant. For purposes of estimating the fair value of each stock option on the date of grant, we utilized the Black-Scholes option-pricing model which totaled $28,462 in 2013, $36,163 in 2012, and $43,476 in 2011 for the 50,000 options and $777,546 in 2011 for the 1,000,000 options.
(2)	Amounts in this column for 2013 are comprised of the following: unused vacation that was paid out in cash ($57,692 for each named executive officer); and company contributions to our 401(k) plan ($56,500 for each named executive officer).

GRANTS OF PLAN-BASED AWARDS

The following Grants of Plan-Based Awards table provides additional information regarding the plan-based equity awards granted to the named executive officers during 2013.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock And Option Awards ($/Sh)
H. Craig Dees	8/19/2013	50,000	$0.67	$0.57
Peter R. Culpepper	—	—	—	—
Timothy C. Scott	8/19/2013	50,000	$0.67	$0.57
Eric A. Wachter	—	—	—	—

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

The following table shows the number of equity awards outstanding as of December 31, 2013 for our named executive officers. All the options were exercisable as of December 31, 2013.

	Option Awards
Name	Number of Shares of Common Stock Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date
H. Craig Dees	300,000	$1.10	2/26/2014
	25,000	$0.95	5/27/2014
	300,000	$0.64	1/7/2015
	300,000	$0.75	5/25/2015
	25,000	$0.62	5/19/2015
	200,000	$0.94	12/9/2015
	50,000	$1.02	6/23/2016
	1,000,000	$1.02	6/23/2016
	50,000	$1.50	6/21/2017
	50,000	$1.00	6/27/2018
	50,000	$1.04	6/19/2019
	50,000	$1.16	6/18/2020
	1,000,000	$1.00	7/22/2020
	50,000	$1.04	7/6/2021
	1,000,000	$0.93	9/6/2021
	50,000	$0.84	6/28/2022
	50,000	$0.67	8/19/2023
Peter R. Culpepper	189,624	$1.10	2/26/2014
	100,000	$1.25	6/28/2014
	33,334	$0.75	5/25/2015
	175,000	$0.94	12/9/2015
	1,000,000	$1.02	6/23/2016
	1,000,000	$1.00	7/22/2020
	1,000,000	$0.93	9/6/2021
Timothy C. Scott	300,000	$1.10	2/26/2014
	25,000	$0.95	5/27/2014
	300,000	$0.64	1/7/2015
	300,000	$0.75	5/25/2015
	25,000	$0.62	5/19/2015
	200,000	$0.94	12/9/2015
	50,000	$1.02	6/23/2016
	1,000,000	$1.02	6/23/2016
	50,000	$1.50	6/21/2017
	50,000	$1.00	6/27/2018
	50,000	$1.04	6/19/2019
	50,000	$1.16	6/18/2020
	1,000,000	$1.00	7/22/2020
	50,000	$1.04	7/6/2021
	1,000,000	$0.93	9/6/2021
	50,000	$0.84	6/28/2022
	50,000	$0.67	8/19/2023
Eric A. Wachter	25,000	$0.95	5/27/2014
	14,248	$0.75	5/25/2015
	985,000	$1.02	6/23/2016
	50,000	$1.50	6/21/2017
	50,000	$1.04	6/19/2019
	50,000	$1.16	6/18/2020
	50,000	$1.04	7/6/2021
	600,000	$0.93	9/6/2021

OPTION EXERCISES AND STOCK VESTED

The following named executive officers exercised options in 2013:

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
H. Craig Dees	43,750	$7,000
Peter R. Culpepper	—	$—
Timothy C. Scott	—	$—
Eric A. Wachter	—	$—

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about our equity compensation plans as of December 31, 2013:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	15,322,206	$0.97	19,500,000
Equity compensation plans not approved by security holders	—	—	—

Total	15,322,206	$0.97	19,500,000

(1)	This amount represents shares of common stock available for issuance under the 2012 Stock Plan as of December 31, 2013. Awards available for grant under the 2012 Stock Plan include stock options, stock appreciation rights, restricted stock, long-term performance awards and other forms of equity awards.

DIRECTOR COMPENSATION

Two of our five directors, Drs. Dees and Scott, are also full-time employees. As discussed above under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” they are compensated for their service in those roles. Other than the options received for service as directors, as described below, they are not separately compensated for their service as directors.

Neither Kelly McMasters, Alfred E. Smith, IV nor Jan Koe received cash compensation for his service as a member of our Board of Directors in 2013, although each was reimbursed for expenses incurred in fulfilling his duties as a director, including attending meetings.

On or around the date of each annual meeting of stockholders, each member of our Board of Directors receives options exercisable for shares of common stock. In 2013, each of our directors received 50,000 options.

Based on Pearl Meyer & Partners’ review of our compensation practices, on December 18, 2013, our compensation committee approved a new director compensation structure as follows: (1) on an annual basis, each non-employee director of the Board will receive the following fees as compensation for service as a member of the Board: (i) an annual retainer equal to $40,000 cash and (ii) an annual stock option grant giving each non-employee director the right to purchase 50,000 shares of our common stock, or such lesser number of shares of our common stock to be determined at a future date in order to comply with Nasdaq requirements with respect to director compensation, which stock options shall vest immediately on the date of grant at a strike price to be determined at the date of grant; (2) each non-employee director who serves as a non-chairman member of any of: (i) the Audit Committee; (ii) the Compensation Committee; or (iii) the Nominating Committee receive an additional annual retainer equal to $15,000 as compensation for serving as a non-chair member of each such Committee; and (3) each non-employee director who serves as a chairman of any of: (i) the Audit Committee; (ii) the Compensation Committee; or (iii) the Nominating Committee receive an additional annual retainer equal to $20,000 as compensation for serving as a chairman of each such Committee.

Director Compensation Table for 2013

Name(1)	Fees Earned or Paid in Cash	Warrant and Option Awards(2)	All Other Compensation(3)	Total
Jan Koe	$—	$28,462	$75,000	$103,462
Kelly McMasters	$—	$28,462	$54,000	$82,462
Alfred E. Smith, IV	$—	$28,462	$75,000	$103,462

(1)	Our other two directors are also full-time employees whose compensation is discussed above under the heading “COMPENSATION DISCUSSION AND ANALYSIS” and “SUMMARY COMPENSATION TABLE.”
(2)	A total of 50,000 stock options were granted to both Dr. McMasters and Messrs. Koe and Smith at an exercise price of $0.67 for each director, which was the fair market price on the date of issuance. The options vested immediately on the date of grant, August 19, 2013, for each director and expire on August 19, 2023 for each director. The amounts in the Warrant and Option Awards column represent grant date fair values computed in accordance with FASB ASC Topic 718. The assumptions used in determining the values of option awards are provided in Note 5 to the Consolidated Financial Statements contained in our Form 10-K for the fiscal year ended December 31, 2013. For purposes of estimating the fair value of each stock option on the date of grant, we utilized the Black-Scholes option-pricing model.

As of December 31, 2013, Dr. McMasters had a total of 300,000 stock options outstanding, Mr. Smith had a total of 150,000 stock options outstanding, and Mr. Koe had a total of 100,000 stock options outstanding.

(3)	Amounts in this column represent payments made for consulting services provided by the directors as follows: $54,000 to Dr. McMasters for consulting services performed in 2013 in connection with scientific and technical issues in clinical development and overseeing our compassionate use program and $75,000 to each of Mr. Smith and Mr. Koe for consulting services performed in 2013 with respect to investor relations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2013, Dr. McMasters and Messrs. Koe and Smith served as members of the Compensation Committee. None of the members of the compensation committee was or had previously been an officer or employee of the Company or our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. Additionally, during 2013, none of our executive officers was a member of the board of directors, or any committee thereof, of any other entity one of the executive officers of which served as a member of our Board of Directors, or any committee thereof.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

Effective as of January 1, 2013, we adopted a written related person transactions policy, pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members, other than transactions available to all employees generally or involving less than $10,000 when aggregated with similar transactions, must be presented to our audit committee for review, consideration and approval, unless the transaction involves an employment or other compensatory arrangement approved by the compensation committee. All of our directors, executive officers and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the audit committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Party Transactions

We had no transactions during 2013 that would be required to be disclosed under Item 404(a) of Regulation S-K, and no such transactions are currently proposed for 2014.

PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

The persons listed below have been nominated by our Board of Directors to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2015. Each nominee has consented to serve on our Board of Directors. If any nominee were to become unavailable to serve as a director, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board of Directors.

H. Craig Dees, Ph.D., 62, has served as our Chief Executive Officer and as a member of our board of directors since we acquired Provectus Pharmaceuticals, Inc., a privately held Tennessee corporation (“PPI”), on April 23, 2002. Before joining us, from 1997 to 2002 he served as senior member of the management team of Photogen Technologies, Inc., including serving as a member of the board of directors of Photogen from 1997 to 2000. Prior to joining Photogen, Dr. Dees served as a Group Leader at the Oak Ridge National Laboratory and as a senior member of the management teams of LipoGen Inc., a medical diagnostic company which used genetic engineering technologies to manufacture and distribute diagnostic assay kits for auto-immune diseases, and TechAmerica Group Inc., now a part of Boehringer Ingelheim Vetmedica, Inc., the U.S. animal health subsidiary of Boehringer Ingelheim GmbH, an international chemical and pharmaceutical company headquartered in Germany. He earned a Ph.D. in Molecular Virology from the University of Wisconsin–Madison in 1984.

Timothy C. Scott, Ph.D., 56, has served as our President and as a member of our board of directors since we acquired PPI on April 23, 2002. Prior to joining us, Dr. Scott was a senior member of the Photogen management team from 1997 to 2002, including serving as Photogen’s Chief Operating Officer from 1999 to 2002, as a director of Photogen from 1997 to 2000, and as interim CEO for a period in 2000. Before joining Photogen, he served as senior management of Genase LLC, a developer of enzymes for fabric treatment and held senior research and management positions at Oak Ridge National Laboratory. Dr. Scott earned a Ph.D. in Chemical Engineering from the University of Wisconsin–Madison in 1985.

Jan E. Koe, 63, has served as a member of our board of directors since May 14, 2012. Mr. Koe has a 30-year track record of success in consulting, asset management, real estate and public company governance, and has represented major insurance firms, national retailers and Fortune 500 companies. He is President of GoStar, which is the manager of Real Solutions Opportunity Fund 2005-I and Real Solutions Fund Management LLC and Real Solutions Investment LLC. He is also Principal of Method K Partners, Inc., a commercial real estate firm, which he founded in 1988. He has served on the Board of Directors of ONE Bio, Corp. where he was Chair of the Compensation Committee and a member of the Financial Audit Committee. He holds a degree in Business Administration and Psychology from Luther College.

Kelly M. McMasters, M.D., Ph.D., 53, has served as a member of our board of directors since June 9, 2008. Additionally, Dr. McMasters serves as chairman of our scientific advisory board. Dr. McMasters received his undergraduate training at Colgate University prior to completing the MD/PhD program at the University of Medicine and Dentistry of New Jersey, Robert Wood Johnson Medical School and Rutgers University. He then completed the residency program in General Surgery at the University of Louisville, and a fellowship in Surgical Oncology at M.D. Anderson Cancer Center in Houston. He is currently the Sam and Lolita Weakley Professor of Surgical Oncology at the University of Louisville in Kentucky, a position he has held since 1996. Since 2005, he has chaired the Department of

Surgery at the University of Louisville and also has been Chief of Surgery at University of Louisville Hospital. Since 2000, he has also been Director of the Multidisciplinary Melanoma Clinic of the James Graham Brown Cancer Center at the University of Louisville. His is an active member of the surgery staff at the University of Louisville Hospital, Norton Hospital and Jewish Hospital in Louisville. He is on the editorial boards of the Annals of Surgical Oncology, Cancer Therapy and the Journal of Clinical Oncology as well as an ad hoc reviewer for 9 other publications. He holds several honors, chief among them is “Physician of the Year” awarded by the Kentucky Chapter of the American Cancer Society. He is the author and principal investigator (PI) of the Sunbelt Melanoma Trial, a multi-institutional study involving 3500 patients from 79 institutions across North America and one of the largest prospective melanoma studies ever performed. He has been a PI, Co-PI or local PI in over thirty clinical trials ranging from Phase 1 to Phase 3. For the past 12 years he has also directed a basic and translational science laboratory studying adenovirus-mediated cancer gene therapy funded by the American Cancer Society and the National Institutes of Health (NIH).

Alfred E. Smith, IV, 62, has served as a member of our board of directors since July 12, 2011. Mr. Smith is CEO of AE Smith Associates, a firm he founded in 2009. In December 2006, Mr. Smith retired from his position as Managing Director of Bear Wagner Specialists LLC, a specialist and member firm of the New York Stock Exchange, after 35 successful years on Wall Street. Mr. Smith also sits on the Boards of The Tony Blair Faith Foundation, Mutual of America, and Genco Shipping and Trading. He is a Senior Advisor for K2 Intelligence and Kroll Bond Rating Agency. Smith also served as Chairman of the Board of Saint Vincent Catholic Medical Centers in New York.

Experience, Qualifications, Attributes and Skills of Our Director Nominees

Each of our directors brings a strong and unique set of experience, qualifications, attributes and skills in a variety of areas. Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board of Directors.

H. Craig Dees is has extensive experience researching, developing, and testing potential pharmaceutical products, including our products. He holds a Ph.D. in Molecular Virology, which we believe provides us with specialized knowledge in that field.

Timothy C. Scott also has extensive experience researching, developing, and testing potential pharmaceutical products, including our products. He holds a Ph.D. in Chemical Engineering, which we believe provides us with specialized knowledge in that field.

Kelly M. McMasters, M.D., Ph.D., has clinical expertise in treating skin cancer, including melanoma, and surgical oncology. He has served as principal investigator, co-principal investigator or local investigator in over 30 clinical trials, including serving as principal investigator in a multi-institutional study involving 3,500 patients. We believe Dr. McMasters’ expertise in treating skin cancer and melanoma and experience with clinical trials provide our Board of Directors valuable insight into the testing of our pharmaceutical products.

Alfred E. Smith, IV is CEO of AE Smith Associates, a firm he founded in 2009. In December 2006, Mr. Smith retired from his position as Managing Director of Bear Wagner Specialists LLC, a specialist and member firm of the New York Stock Exchange, after 35 successful years on Wall Street. Mr. Smith also sits on the Boards of The Tony Blair Faith Foundation, Mutual of America, and Genco Shipping and Trading. He is a Senior Advisor for K2 Intelligence and Kroll Bond Rating Agency. Smith also served as Chairman of the Board of Saint Vincent Catholic Medical Centers in New York. He is active with various organizations to bring greater visibility and awareness to the fight against cancer.

Jan Koe brings significant chief executive experience to our Board of Directors from his position as President of GoStar. In addition, Mr. Koe also has board committee experience stemming from his service as chairman of the compensation committee and a member of the audit committee of ONE Bio Corp.

Transactions with Director Nominees

We paid Dr. McMasters $54,000 for consulting services performed in 2013 in connection with scientific and technical issues in clinical development and overseeing our compassionate use program. We paid $75,000 to each of Mr. Smith and Mr. Koe for consulting services performed in 2013 with respect to investor relations.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO OUR BOARD OF DIRECTORS NAMED ABOVE. Each proxy solicited on behalf of our Board of Directors will be voted FOR each of the nominees for election to our Board of Directors unless the stockholder instructs otherwise in the proxy.

PROPOSAL 2

APPROVAL AND ADOPTION OF AMENDMENT TO OUR CERTIFICATE OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR

COMMON STOCK

Description of the Amendment

Our Board of Directors has unanimously adopted a resolution to amend our Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 250,000,000 to 300,000,000 shares and has directed that the proposed amendment be submitted to our stockholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized, and the total authorized shares of capital stock will be increased from 275,000,000 to 325,000,000. The amendment will replace Article IV, Section A of our current Certificate of Incorporation with the following language:

The total number of shares which the Corporation shall have authority to issue is 325,000,000 shares of capital stock, of which 300,000,000 shares shall be designated Common Stock, $0.001 par value per share (“Common Stock”), and 25,000,000 shall be designated Preferred Stock, $0.001 par value per share (“Preferred Stock”).

Background

We may issue shares of capital stock to the extent such shares have been authorized under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes us to issue up to 250,000,000 shares of common stock, par value $.001 per share, and 25,000,000 shares of preferred stock, par value $.001 per share.

As of March 31, 2014, the total shares of common stock issued and outstanding and reserved for issuance pursuant to outstanding warrants and options totaled 245,099,806. No shares of common stock are held in treasury. The aggregate amount of common stock issued and reserved for issuance consisted of the following amounts as of March 31, 2014:

•	173,125,972 shares of common stock issued and outstanding;

•	58,080,500 shares of common stock reserved for issuance pursuant to warrants to purchase common stock outstanding; and

•	13,893,334 shares of common stock reserved for issuance pursuant to options to purchase common stock outstanding.

Reasons for the Proposed Amendment

The total number of shares of common stock (i) issued and outstanding, (ii) reserved for issuance pursuant to warrants to purchase common stock, and (iii) reserved for issuance pursuant to options to purchase common stock granted under our 2002 Stock Plan and our 2012 Stock Plan is 245,099,806. As a result, as of March 31, 2014, we have only 4,900,194 unreserved shares of common stock available for issuance.

Our Board of Directors believes that this amount is insufficient for our future financing needs because it is likely that the sale of shares of common stock or securities convertible into shares of common stock will be the principal means by which we will raise additional capital until such time as we are able to generate earnings sufficient to finance our operations. Shares of common stock may be used for various purposes without further stockholder approval. These purposes may include: raising capital, providing equity incentives to employees, directors and consultants, establishing strategic relationships with other companies, the acquisition of any business, assets or technology, and other purposes. Although our Board of Directors has no current plan, arrangement or commitment to issue additional shares of common stock, our Board of Directors believes that it is in the best interest of us and our stockholders to have a sufficient number of authorized but unissued shares of common stock available for issuance in the future for such purposes.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Certificate of Incorporation is not being recommended in response to any specific effort of which our Board of Directors is aware to obtain control of the Company, and our Board of Directors does not intend or view the proposed increase of authorized common stock as an anti-takeover measure. However, the ability of our Board of Directors to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

No Preemptive Rights

Under Section 102(b)(3) of the Delaware General Corporation Law and our Certificate of Incorporation, the holders of common stock do not have preemptive rights to acquire unissued shares of common stock.

Vote Required

The approval and adoption of the amendment to our Certificate of Incorporation requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock entitled to vote in person or by proxy. If the amendment is approved and adopted, it will become effective upon filing a Certificate of Amendment with the Delaware Secretary of State. After filing the Certificate of Amendment, the additional shares of common stock may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate. In the event that the proposed amendment is not approved and adopted by our stockholders at the annual meeting, the current Certificate of Incorporation will remain in effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2 TO APPROVE AND ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE FROM 250,000,000 TO 300,000,000 SHARES. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval and adoption of the amendment to our Certificate of Incorporation unless the stockholder instructs otherwise in the proxy.

PROPOSAL 3

APPROVAL AND ADOPTION OF

THE PROVECTUS BIOPHARMACEUTICALS, INC. 2014 EQUITY

COMPENSATION PLAN

Effective April 16, 2013, subject to approval of our stockholders, the Board of Directors, on the recommendation of the compensation committee, unanimously approved and adopted the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan (the “2014 Equity Compensation Plan”) for the benefit of eligible employees and directors of Provectus. If our stockholders approve the 2014 Equity Compensation Plan at the 2014 annual meeting, our Board of Directors will terminate the Provectus Pharmaceuticals, Inc. 2012 Stock Plan (the “Prior Plan”) and cease issuing any awards under the Prior Plan. The principal provisions of the 2014 Equity Compensation Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2014 Equity Compensation Plan, which is set forth in Appendix A to this proxy statement.

General

The 2014 Equity Compensation Plan authorizes our Board to grant the following types of equity-based awards: (i) options that qualify as “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) options that do not qualify as ISOs under the Code (“non-qualified stock options” or “NQSOs,” and collectively with ISOs, “Options”).

Purpose

The purpose of the 2014 Equity Compensation Plan is to promote the interests of the Company, its subsidiaries and its stockholders by (i) attracting and retaining key officers, employees, and directors of the Company and its subsidiaries and affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its stockholders.

Eligible Persons

Subject to stockholder approval, seven of our employees and directors are eligible to participate in the 2014 Equity Compensation Plan (the “Participants”). Under the terms of the 2014 Equity Compensation Plan, incentive stock options may be granted only to employees, including those who serve as officers and directors.

Shares Available for Issuance

Subject to stockholder approval, we will be authorized to grant Options under the 2014 Equity Compensation Plan for up to 20,000,000 shares of common stock. If any Options granted under the 2014 Equity Compensation Plan are forfeited or terminated for any reason, the shares of common stock that were subject to the Options will again be available for future distribution under the 2014 Equity Compensation Plan.

Administration

The 2014 Equity Compensation Plan may be administered by our Board, or a committee established by the Board (the “Administrator”). The Administrator has the authority to (i) determine the individuals to whom Options shall be granted under the 2014 Equity Compensation Plan, (ii) determine the type (or types) and the terms of the Options to be granted to each such individual, (iii) determine the time when the Options will be granted and (iv) deal with any other matters arising under the 2014 Equity Compensation Plan.

Types of Options

Options are rights to purchase a specified number of shares of common stock at a price fixed by the Administrator. Each option must be represented by an award agreement that identifies the option as either an “incentive stock option” within the meaning of Section 422 of the Code or “non-qualified option,” which does not satisfy the conditions of Section 422 of the Code. The award agreement also must specify the number of shares of common stock that may be issued upon exercise of the options and set forth the exercise price of the options. The exercise price for options that qualify as incentive stock options may not be less than 100% of the fair market value of the common stock as of the date of grant. The option exercise price may be satisfied in cash, by check, by exchanging shares of common stock owned by the Participant, delivery of a properly executed exercise notice along with sale or loan proceeds, other consideration permitted by applicable laws or by a combination of these methods. The Administrator will establish the term of each option, which in no case may exceed a period of 10 years from the date of grant (or five years in the case of ISOs granted to individuals who own more than 10% of our common stock). To date, Provectus has not issued any Options under the 2014 Equity Compensation Plan. The Administrator has broad discretion to determine the terms and conditions upon which options may be exercised, and the Administrator may determine to include additional terms in the award agreements.

Adjustments upon Change of Capitalization or Change of Control

Changes in Capitalization. Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding Options and the number of shares of common stock which have been authorized for issuance under the 2014 Equity Compensation Plan but as to which no award has been granted or which have been returned to the 2014 Equity Compensation Plan upon cancellation or expiration of an Option, as well as the price per share of common stock covered by each such outstanding Option, will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us.

Change in Control. In the event of a change in control (as defined in the 2014 Equity Compensation Plan) of Provectus, unless the Administrator determines otherwise, all outstanding Options shall automatically accelerate and become fully exercisable.

Transferability

Unless otherwise provided by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

Amendment and Termination

The Administrator may amend, alter, suspend or terminate the 2014 Equity Compensation Plan at any time. Any amendment to the 2014 Equity Compensation Plan must be approved by the stockholders to the extent such approval is required by the terms of the 2014 Equity Compensation Plan, the rules and regulations of the SEC, or the rules and regulations of any exchange upon which Provectus’ stock is listed, if any. However, no amendment, alteration, suspension or termination of the 2014 Equity Compensation Plan may impair the rights of any Participant, unless mutually agreed in writing by the Participant and the Administrator.

Federal Income Tax Consequences

The following is a summary of the material anticipated United States federal income tax consequences of the 2014 Equity Compensation Plan to Provectus and the Participants. The summary is based on current federal income tax law, which is subject to change, and does not address state, local, or foreign tax consequences or considerations.

The grant of a stock option that does not have a readily ascertainable value will not result in taxable income at the time of the grant for either Provectus or the Participant. Upon exercising an incentive stock option, the Participant will have no taxable income (except that the alternative minimum tax may apply) and Provectus will receive no deduction. Upon exercising a nonqualified stock option, the Participant will recognize ordinary income in the amount by which the fair market value of common stock at the time of exercise exceeds the option exercise price, and Provectus will be entitled to a deduction for the same amount. The Participant’s income is subject to withholding tax as wages.

The tax treatment of the Participant upon a disposition of shares of common stock acquired through the exercise of an option is dependent upon the length of time that the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a nonqualified stock option. If an employee exercises an incentive stock option and holds the shares for at least two years from the date of grant and at least one year after exercise, then any gain or loss realized based on the exercise price of the option will be treated as long-term capital gain or loss. Gain from the sale of shares obtained upon exercise of an incentive stock option that are sold without satisfying these holding periods will be taxed at ordinary income tax rates. Generally, upon the sale of shares obtained by exercising a nonqualified stock option, the Participant will treat the gain realized on the sale as a short or long-term capital gain. Generally, there will be no tax consequence to Provectus in connection with the disposition of shares of common stock acquired under a stock option, except that Provectus may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable holding periods have been satisfied.

New Plan Benefits

Because the awards to Participants may vary from year to year at the Administrator’s discretion, the amount payable to eligible Participants under the 2014 Equity Compensation Plan for any calendar year during which the 2014 Equity Compensation Plan is in effect cannot be determined.

Award Grants

The grant of Options under the 2014 Equity Compensation Plan is at the discretion of the Administrator. The Administrator has not yet determined any additional awards that will be granted under the 2014 Equity Compensation Plan to Participants. See “EXECUTIVE COMPENSATION — Summary Compensation Table” and “DIRECTOR COMPENSATION — Director Compensation Table for 2013” for information regarding the stock options granted in 2013 to our named executive officers and directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 3 TO ADOPT OUR 2014 EQUITY COMPENSATION PLAN. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval of our 2014 Equity Compensation Plan unless the stockholder instructs otherwise in the proxy.

PROPOSAL 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act, we are submitting for stockholder advisory vote a resolution to approve the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related compensation discussion and analysis contained in this Proxy Statement.

At our 2011 annual meeting of stockholders, we provided our stockholders with the opportunity to cast an advisory vote to indicate if we should hold an advisory vote on the compensation of our named executive officers every one, two or three years, with our Board of Directors recommending an annual advisory vote. Because our Board of Directors views an annual vote as a good corporate governance practice and because more than 93% of the votes cast on the proposal at the 2011 annual meeting were in favor of an annual advisory vote, we are again asking our stockholders to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related compensation discussion and analysis contained in this Proxy Statement.

Accordingly, the following resolution will be submitted for stockholder approval at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related compensation discussion and analysis contained in this Proxy Statement, is hereby APPROVED.”

The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board of Directors to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and whether, and if so, how, to address stockholder disapproval remains with our Board of Directors.

Our Board of Directors believes that it is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in our best interest and the best interest of our stockholders.

Our Board of Directors values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, our Board of Directors will carefully consider the outcome of the advisory vote to approve the compensation of our named executive officers and those opinions when making future compensation decisions.

The next advisory vote on the compensation of our executive officers will occur at the 2015 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval of the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

General

Our Board of Directors has selected BDO USA, LLP as the independent auditor to perform the audit of our consolidated financial statements for 2014. BDO USA, LLP has audited our consolidated financial statements since 2002. BDO USA, LLP is a registered public accounting firm.

Our Board of Directors is asking the stockholders to ratify the selection of BDO USA, LLP as our independent auditor for 2014. Although not required by law or our bylaws, our Board of Directors is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board of Directors, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Representatives of BDO USA, LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT AUDITOR FOR 2014. Each proxy solicited on behalf of our Board of Directors will be voted FOR the ratification of the selection of BDO USA, LLP as our independent auditor for 2014 unless the stockholder instructs otherwise in the proxy. If the stockholders do not ratify the selection, the matter will be reconsidered by our Board of Directors.

Audit and Non-Audit Services

Our Board of Directors is directly responsible for the appointment, compensation, and oversight of our independent auditor. It is the policy of our Board of Directors to pre-approve all audit and non-audit services provided by our independent registered public accountants. Our Board of Directors has considered whether the provision by BDO USA, LLP of services of the varieties described below is compatible with maintaining the independence of BDO USA, LLP. In view of the fact that BDO USA, LLP provides no services to us other than audit services, our Board of Directors believes that such services do not jeopardize the independence of BDO USA, LLP.

The table below sets forth the aggregate fees we paid to BDO USA, LLP for audit and non-audit services provided to us in 2013 and 2012.

Fees	2013	2012
Audit Fees	$190,000	$203,000
Audit-Related Fees	—	—
Tax Fees:	—	—
All Other Fees	—	—
Total	$190,000	$203,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on

Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

AUDIT COMMITTEE REPORT

Until July 2, 2012, our entire Board of Directors served as our audit committee. Effective July 2, 2012, our Board of Directors established the audit committee of our Board of Directors (the “audit committee”) and appointed Jan E. Koe, Kelly M. McMasters and Alfred E. Smith, IV to serve on the audit committee. The audit committee oversees our financial accounting and reporting processes and the audits of our financial statements. Beginning July 2, 2012, all members of the audit committee satisfy the definition of an independent director set forth in the listing standards of The Nasdaq Stock Market. The Board of Directors adopted a written charter for the audit committee, a copy of which is available on our website at www.pvct.com. The information contained or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this or any other report that we file or furnish to the SEC.

The audit committee reviews our financial reporting process. In this context, the audit committee:

•	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2013;

•	has discussed with BDO USA, LLP (BDO USA), our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•	has received the written disclosures and the letter from BDO USA required by PCAOB Rule 3526 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with BDO USA the independent accountant’s independence.

Based on this review and the discussions referred to above, the audit committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The audit committee has also recommended the reappointment, subject to stockholder ratification, of BDO USA as our independent registered public accountants for 2014.

This report is submitted on behalf of the members of the audit committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts:

Jan E. Koe

Kelly M. McMasters

Alfred E. Smith, IV (Chairman)

OTHER INFORMATION CONCERNING MANAGEMENT

Executive Officers

Drs. Dees and Scott serve as our Chief Executive Officer and President, respectively. Information about their business experience is set forth above under the heading, “PROPOSAL 1 – ELECTION OF DIRECTORS – Director Nominees.”

In addition, Eric A. Wachter, Ph.D., 51, serves as our Chief Technology Officer since May 14, 2012 and prior to that served as Executive Vice President – Pharmaceuticals and as a member of our board of directors since we acquired PPI on April 23, 2002 until May 14, 2012. Prior to joining us, from 1997 to 2002 he was a senior member of the management team of Photogen, including serving as Secretary and a director of Photogen since 1997 and as Vice President and Secretary and a director of Photogen since 1999. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with Oak Ridge National Laboratory. He earned a Ph.D. in Chemistry from the University of Wisconsin–Madison in 1988.

Peter R. Culpepper, 54, serves as our Chief Financial Officer and Chief Operating Officer and was appointed in February 2004. Previously, Mr. Culpepper served as Chief Financial Officer for Felix Culpepper International, Inc. from 2001 to 2004; was a Registered Representative with AXA Advisors, LLC from 2002 to 2003; has served as Chief Accounting Officer and Corporate Controller for Neptec, Inc. from 2000 to 2001; has served in various Senior Director positions with Metromedia Affiliated Companies from 1998 to 2000; has served in various Senior Director and other financial positions with Paging Network, Inc. from 1993 to 1998; and has served in a variety of financial roles in public accounting and industry from 1982 to 1993. He earned a Masters in Business Administration in Finance from the University of Maryland – College Park in 1992. He earned an AAS in Accounting from the Northern Virginia Community College – Annandale, Virginia in 1985. He earned a BA in Philosophy from the College of William and Mary – Williamsburg, Virginia in 1982. He is a licensed Certified Public Accountant in both Tennessee and Maryland.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our principal executive officer and principal financial officer, or persons performing similar functions. The code of ethics contains written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) accountability for adherence to the code. The code of ethics is available without charge upon request from our Secretary, Provectus Biopharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, TN 37931.

Legal Matters

On January 2, 2013, Glenn Kleba (the “Plaintiff”) derivatively on behalf of the Company, filed a shareholder derivative complaint in the Circuit Court for the State of Tennessee, Knox County (the “Court”), against H. Craig Dees, Timothy C. Scott, Eric A. Wachter, and Peter R. Culpepper (collectively, the “Executives”), Stuart Fuchs, Kelly M. McMasters, and Alfred E. Smith, IV (collectively, together with the Executives, the “Individual Defendants”), and against the Company as a nominal defendant (the “Shareholder Derivative Lawsuit”). The Shareholder Derivative Lawsuit alleges (i) breach of fiduciary duties, (ii) waste of corporate assets, and (iii) unjust enrichment, all three claims based on the Plaintiff’s allegations that the defendants authorized and/or accepted stock option awards in violation of the terms of the Company’s 2002 Stock Plan (the “Plan”) by issuing stock options in excess of the amounts authorized under the Plan and delegated to defendant H. Craig Dees the sole authority to grant himself and the other Executives cash bonuses that the Plaintiff alleges to be excessive.

In April 2013, the Company’s Board of Directors appointed a special litigation committee to investigate the allegations of the Shareholder Derivative Complaint and make a determination as to how the matter should be resolved. The special litigation committee conducted its investigation, and proceedings in the case were stayed pending the conclusion of the committee’s investigation. The Company has established a reserve of $100,000 for potential liabilities because such is the amount of the self-insured retention of its insurance policy.

On March 6, 2014, the Company filed a Joint Notice of Settlement (the “Settlement”) in the Shareholder Derivative Lawsuit. In addition to the Company, the parties to the Settlement are the Plaintiff and the Individual Defendants. By entering into the Settlement, the settling parties have resolved the derivative claims to their mutual satisfaction. The Individual Defendants have not admitted the validity of any claims or allegations and the Plaintiff has not admitted that any claims or allegations lack merit or foundation. By the terms of the Settlement, (i) the Executives each agreed (A) to re-pay to the Company $2.24 Million of the cash bonuses they received in 2010 and 2011, which amount equals 70% of such bonuses or an estimate of the after-tax net proceeds to each Executive; provided, however, that subject to certain terms and conditions set forth in the term sheet, which sets forth the terms and conditions of the Settlement (the “Term Sheet”), the Executives are entitled to a 2:1 credit such that total actual repayment may be $1.12 Million each; (B) to reimburse the Company for 25% of the actual costs, net of recovery from any other source, incurred by the Company as a result of the Shareholder Derivative Lawsuit; and (C) to grant to the Company a first priority security interest in 1,000,000 shares of the Company’s common stock owned by each such Executive to serve as collateral for the amounts due to the Company under the Term Sheet; (ii) Drs. Dees and Scott and Mr. Culpepper agreed to retain incentive stock options for 100,000 shares but shall forfeit 50% of the nonqualified stock options granted to each such Executive in both 2010 and 2011. The Term Sheet also requires that each of the Executives enter into new employment agreements with the Company and that the Company adhere to certain corporate governance principles and processes in the future. Under the Settlement, Messrs. Fuchs and Smith and Dr. McMasters have the option to either (A) pay the Company $25,000 cash or (B) forfeit options to purchase 50,000 shares of the Company’s common stock. The Company, the Plaintiff and the Individual Defendants will release each other from any and all claims related to the Shareholder Derivative Lawsuit, as well as dismiss the Shareholder Derivative Lawsuit with prejudice upon the Company and the Individual Defendants entering into a formal settlement agreement. Formal settlement agreements and related documentation will be prepared and executed as necessary.

The Settlement remains subject to approval by the Court after such notice as is approved by the Court and such hearing as may be required by the Court. The court will determine (1) if the terms and conditions of the Settlement are fair, reasonable and adequate and in the best interest of the Company and its shareholders, (2) if the judgment, as provided for in the Settlement, should be entered, and (3) if the request of Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses should be granted and, if so, in what amount.

OTHER MATTERS

As of the date hereof, our Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board of Directors by mail, telephone, facsimile, or other electronic means or in person. We have retained Morrow & Co., LLC to assist us in the solicitation of proxies for the annual meeting. Morrow & Co., LLC will receive a base fee of $8,000, plus reasonable expenses and fees, for these services. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Biopharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

Stockholder Proposals for Including in Proxy Statement for 2015 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2015 Annual Meeting of Stockholders, a stockholder proposal must be received by us no later than the close of business on December 31, 2014. Stockholder proposals must be sent to Secretary, Provectus Biopharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and Delaware corporate law.

Other Stockholder Proposals for Presentation at the 2015 Annual Meeting of Stockholders

In addition to the above, our bylaws contain an advance notice provision requiring that, if a stockholder’s proposal is to be brought before and considered at the 2015 Annual Meeting of Stockholders, such stockholder must provide timely written notice thereof to our Secretary. In order to be timely, the notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than the close of business on December 31, 2014 and not later than the close of business on January 30, 2015; provided, however, that in the event the date of the 2015 Annual Meeting is more than 30 days before or more than 30 days after the anniversary of the 2014 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the date of such 2015 Annual Meeting and not later than the close of business on the later of the 60th day prior to the date of such 2015 Annual Meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event a stockholder proposal intended to be presented for action at the 2015 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board in connection with the 2015 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the Proxy Statement for the 2015 Annual Meeting.

By Order of our Board of Directors

Knoxville, Tennessee	PETER R. CULPEPPER
April 30, 2014	Secretary

APPENDIX A

PROVECTUS BIOPHARMACEUTICALS, INC.

2014 EQUITY COMPENSATION PLAN

1.	PURPOSE

This plan shall be known as the “Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), its Subsidiaries and its stockholders by (i) attracting and retaining key officers, employees, and directors of the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its stockholders.

2.	DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means shares of common stock, par value $.001, of the Company.

“Director” means a member of the Board.

“Disability” means a Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code.

“Employed by the Company” means employed by the Company or a Subsidiary as an employee and reflected as such on the Company’s or the Subsidiary’s payroll records (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated employment until the Grantee ceases to be an Employee).

“Employee” means a current or prospective officer or employee (including employees who are also Directors) of the Company or of any Subsidiary or Affiliate.

“Fair Market Value” means, (i) if the Outstanding Common Stock is publicly traded, (x) if the principal trading market for the Company’s Outstanding Common Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (y) if the Company’s Outstanding Common Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of the Outstanding Common Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines; or (ii) if the Company’s Outstanding Common Stock is not publicly traded or, if publicly traded, not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value of an Option shall be as determined in good faith by the Committee consistent with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(iv)(B).

“Incentive Stock Option” means an option to purchase shares of Common Stock that is granted under Section 7 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Qualified Stock Option” means an option to purchase shares of Common Stock from the Company that is granted under Sections 7 or 8 of the Plan and is not intended to be an Incentive Stock Option.

“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Subsidiary” means any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

“Termination for Cause” means a finding by the Committee that (i) Grantee committed a material breach of his or her employment agreement and failed to cure that breach, or to discontinue the activity that breached his or her employment agreement, within 30 days after being notified by the Company that failure to cure the breach or to discontinue the breaching activity would result in termination for Cause, or (ii) Grantee was convicted of a crime involving moral turpitude, including such acts as fraud or dishonesty, or (iii) Grantee committed a felony, or (iv) Grantee willfully or recklessly refused to perform the material duties reasonably assigned to him or her by the Company’s Board or the Grantee’s supervisor when such willful or reckless refusal did not result from a Disability, or (v) Grantee’s willful or gross malfeasance or nonfeasance of the material duties reasonably assigned to him or her by the Company’s Board or the Grantee’s supervisor that are consistent with the provisions of his or her employment agreement (or if there is no employment agreement, with his or her assigned responsibilities), when such malfeasance or nonfeasance did not result from a Disability.

3.	ADMINISTRATION

(a)	The Plan will be administered by the Board of Directors of the Company (the “Board”) or a committee established by the Board (the Board acting in such capacity or such committee, if and as established by the Board, hereinafter referred to as the “Committee”). The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Whether or not the Board has delegated administration, and notwithstanding anything to the contrary contained herein, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)	The Committee shall have the sole authority to (i) determine the individuals to whom options shall be granted under the Plan, (ii) determine the type (or types) and the terms of the options to be granted to each such individual, (iii) determine the time when the options will be granted and (iv) deal with any other matters arising under the Plan. All matters determined by the Committee shall require a majority vote of the Committee.

(c)	The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all Persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d)	No member of the Committee or the Board shall be liable for any action or determination made in good faith, and all members of the Committee or the Board shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

(e)	All decisions made by the Committee or the Board pursuant to the provisions hereof shall be final and binding on all Persons.

(f)	If no Committee is established by the Board, then all rights, duties and responsibilities designated under this Plan to the “Committee” shall remain with the Board and all references in this document to the “Committee” shall be deemed to be the “Board”.

4.	OPTIONS; GRANT INSTRUMENTS

(a)	Each Option granted under the Plan shall be classified as a Non-Qualified Stock Option or an Incentive Stock Option. All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in a written agreement, contract or other instrument or document evidencing any Option (the “Grant Instrument”), or an amendment to a Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument.

(b)	The granting of any Option shall be subject to and conditioned upon the recipient’s execution of the Grant Instrument and any other agreements or instruments required by the Committee. Except as otherwise provided in a Grant Instrument, all capitalized terms used in the Grant Instrument shall have the same meaning as in the Plan, and the Grant Instrument shall be subject to all of the terms of the Plan.

(c)	Each Grant Instrument shall contain such provisions as the Committee shall determine, in its sole discretion, to be necessary, desirable and appropriate for the Options granted which may include, but not necessarily be limited to, the following: (i) description of the type of Option, the Option’s duration, its transferability, the exercise price, the exercise period and vesting schedule, the effect upon the Option of the Employee’s death, disability, change in duties or termination of employment; (ii) the Option’s conditions; (iii) when, if and how any Option may be forfeited, converted into another Option, modified, exchanged for another Option, or replaced; and (iv) the restrictions on any Common Stock purchased or granted under the Plan.

(d)	In the event of any inconsistency between the provisions of the Plan and any Grant Instrument, the provisions of the Plan shall govern.

5.	OPTIONS SUBJECT TO THE PLAN

The aggregate number of Options that may be issued under the Plan shall be equal to 20 Million, which number of Options represents              percent (    %) of the issued and outstanding Common Stock as of the Effective Date of this Plan (the “Outstanding Common Stock”). Any Common Stock delivered pursuant to the exercise of an Option may consist, in whole or in part, of authorized but unissued Common Stock or reacquired Common Stock. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered, the Options shall again be available for purposes of the Plan.

6.	ELIGIBILITY FOR PARTICIPATION

(a)	Any Employee or Director shall be eligible to participate in the Plan; provided, however, that Non-Employee Directors shall only be eligible to receive Non-Qualified Stock Options granted consistent with Section 8.

(b)	The Committee shall select the Employees and Directors to receive the Options (“Grantees”) and shall determine the number of the Options subject to a particular grant in such manner as the Committee determines.

7.	GRANTING OF OPTIONS

(a)	Number of Options. The Committee shall determine the number of Options that will be subject to each grant of Options to Grantees.

(b)	Type of Option and Price.

(i)	Type of Options. The Committee shall have the authority to grant Non-Qualified Stock Options and Incentive Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option under this Plan may be granted additional Options under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

(ii)	Exercise Price. The purchase price (the “Exercise Price”) of the shares issuable on exercise of an Option shall be as set forth in the Grantee’s Grant Instrument. Notwithstanding the foregoing, in no event shall the Exercise Price be less than the Fair Market Value of the Common Stock determined as of the date of grant.

(c)	Option Term. Subject to Section 7(g), the Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant.

(d)	Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

(e)	Termination of Employment, Disability or Death.

(i)	Except for options to purchase shares of Common Stock from the Company that are granted under Section 8 and as otherwise provided below, an Option may only be exercised while the Grantee is Employed by the Company as an Employee. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or Termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days of the date on which the Grantee ceases to be Employed by the Company (or, for Non-Qualified Stock Options, within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Unless otherwise specified by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be Employed by the Company shall terminate as of such date.

(ii)	In the event the Grantee ceases to be Employed by the Company on account of a Termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be Employed by the Company.

(iii)	In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be Employed by the Company (or, for Non-Qualified Stock Options, within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be Employed by the Company shall terminate as of such date.

(iv)	If the Grantee dies while Employed by the Company, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee dies (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee dies shall terminate as of such date.

(f)

Exercise of Options. A Grantee may exercise an Option that has become exercisable at such times and subject to such terms and conditions as specified in the applicable Grant Instrument, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option (i) in cash or cash equivalents, (ii) by delivering Common Stock owned by the Grantee (including Common Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date) equal to the Exercise Price, together with any applicable withholding taxes, or (iii) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Common Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 9) at the time of exercise. Options shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made.

(g)	Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the Grantee owns directly or indirectly (within the meaning of Section 424(d) of the Code) shares of Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such Grantee pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

8.	NON-EMPLOYEE DIRECTOR OPTIONS

The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options. The Board shall determine the terms and conditions of any such Options, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a Director, and shall have full power and authority in its discretion to administer such Options, subject to the terms of the Plan and applicable law.

9.	WITHHOLDING OF TAXES

(a)	Required Withholding. All Options under the Plan shall be granted subject to any applicable federal (including applicable FICA), state and local tax withholding requirements. The Company shall have the right to deduct from wages paid to the Grantee any federal, state or local taxes required by law to be withheld with respect to Options, or the Company may require the Grantee or other Person receiving such awards to pay to the Company the amount of any such taxes that the Company is required to withhold.

(b)	Election to Withhold Options. If the Committee so permits, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to Options by having Common Stock purchased by exercise of such Options withheld, based on their Fair Market Value when they are withheld, up to an amount that does not exceed the Grantee’s maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

10.	CHANGE OF CONTROL OF THE COMPANY

(a)	As used herein, a “Change of Control” shall be deemed to have occurred if:

(i)	After the Effective Date, any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company entitled to vote generally with respect to the election of the Board;

(ii)	as a result of or in connection with a tender or exchange offer or contest for election of directors, individual board members of the Company (identified as of the date of commencement of such tender or exchange offer, or the commencement of such election contest, as the case may be) cease to constitute at least a majority of the Board; or

(iii)	the consummation of a merger, consolidation or reorganization with or into the Company or the sale of substantially all of the Company’s assets, unless (x) the stockholders of the Company immediately before such transaction beneficially own, directly or indirectly, immediately following such transaction, securities representing a majority of the combined voting power of the then outstanding securities entitled to vote generally with respect to the election of the Board (or its successor) and (y) individual board members of the Company (identified as of the date that a binding agreement providing for such transaction is signed) constitute at least a majority of the Board (or its successor) (a transaction to which clauses (x) and (y) apply, a “Non-Control Transaction”).

(b)	Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Options written notice of such Change of Control and (ii) all outstanding Options shall automatically accelerate and become fully exercisable.

(c)

Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

11.	ADJUSTMENTS UPON CHANGE OF CAPITALIZATION

Subject to any required action by our stockholders, the number of shares of Common Stock covered by outstanding Options, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Option has been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the Exercise Price, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by us.

12.	AMENDMENT AND TERMINATION OF THE PLAN

(a)	Amendment. The Committee may amend or terminate the Plan at any time, provided however, that the Committee cannot increase the number of Options that may be issued under the Plan without the majority vote of the Board and by a majority vote of the stockholders of the Company.

(b)	Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Effective Date unless terminated earlier or extended by the majority vote of the Board and approval by a majority vote of the stockholders of the Company.

(c)	Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Option is granted shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 18(a) of the Plan. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or modified under Section 18(a) of the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d)	Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

13.	FUNDING OF THE PLAN

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Options under this Plan. In no event shall interest be paid or accrued on any Options.

14.	RIGHTS OF PARTICIPANTS

Nothing in this Plan shall entitle any Grantee to any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

15.	REQUIREMENTS FOR ISSUANCE OF OPTIONS

No Options shall be issued or transferred hereunder unless and until all legal requirements applicable to the issuance or transfer of such Options have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Options granted to any Grantee hereunder, or the issuance of shares on exercise of any Options, on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Options or shares as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions.

16.	HEADINGS

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17.	EFFECTIVE DATE OF THE PLAN

This Plan shall be effective on             , 2014 (the “Effective Date”).

18.	MISCELLANEOUS

(a)	Compliance with Law. The Plan, the grant of Options, and the obligations of the Company to issue or transfer shares shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke any grant of an Option if it is contrary to law or modify a grant of an Option to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(b)	Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

(c)	No Rights as Stockholder. Subject to the provisions of the Plan and the applicable Grant Instrument, no Grantee or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Common Stock to be distributed under the Plan until such Person has become a holder of such Common Stock.

(d)	Severability. If any provision of the Plan or any Option is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Grantee or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Grantee or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The 2014 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, the Company’s counsel, located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919, on Monday, June 16, 2014, beginning at 4:00 p.m. Eastern time. The undersigned hereby acknowledges receipt of the combined Notice of 2014 Annual Meeting of Stockholders and Proxy Statement dated April 30, 2014, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Peter R. Culpepper and H. Craig Dees, and each of them, attorneys as agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR each of Proposals 1 through 5.

(continued on reverse side)

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7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

April 30, 2014

Dear Stockholder:

It is a great pleasure to have this opportunity to provide you with our 2013 Annual Report and the Proxy Statement for our 2014 Annual Meeting of Stockholders. The Annual Report discusses our performance in fiscal 2013 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on June 16, 2014.

YOUR VOTE IS IMPORTANT!

You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

Thank you for your continued interest in, and ownership of, Provectus Biopharmaceuticals, Inc.

Sincerely,

/s/ H. Craig Dees
H. Craig Dees, Ph.D.
Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned’s instructions set forth herein. If no instruction is given, this proxy will be voted FOR each of Proposals 1 through 5.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS 1 THROUGH 5.

PROPOSAL 1 – To elect five directors to serve on our Board of Directors for a one-year term:

☐	FOR all nominees listed below:

H. Craig Dees, Ph.D.

Timothy C. Scott, Ph.D.

Jan E. Koe

Kelly M. McMasters, M.D., Ph.D.

Alfred E. Smith, IV

☐	WITHHOLD AUTHORITY for all nominees

Instruction: To withhold authority to vote for any director nominee, mark this box and draw a line through the name of the nominee in the list above.  ☐

PROPOSAL 2 – To approve and adopt an amendment to our Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 250,000,000 to 300,000,000 shares;

☐            FOR                ☐            AGAINST             ☐            ABSTAIN

PROPOSAL 3 – To approve and adopt the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan;

☐             FOR                ☐            AGAINST             ☐            ABSTAIN

PROPOSAL 4 - To approve on an advisory basis the compensation of our named executive officers; and

☐             FOR                ☐            AGAINST             ☐            ABSTAIN

PROPOSAL 5 - To ratify the selection of BDO USA, LLP as our independent auditor for 2014.

☐             FOR                ☐            AGAINST             ☐            ABSTAIN

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned’s shares in accordance with their best judgment.

Date: , 20

☒	Please mark your votes as indicated in this example.
Signature of stockholder

Signature of stockholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

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Vote by Mail

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING.